EXHIBIT 99.1

For Immediate Release	Contact: Eric Sprink President and CEO 425.357.3659 esprink@coastalbank.com

Rilla Delorier Joins Coastal Financial Corporation Board of Directors

EVERETT, Wash., November 3, 2020 – Coastal Financial Corporation (Nasdaq: CCB), the bank holding company for Coastal Community Bank announced that Rilla Delorier has joined its Board of Directors.

Delorier is an experienced C-suite leader with more than 30 years of executive experience and has served in a range of capacities including managing the P&L of a $2.7 billion retail banking business, Chief Strategy and Digital Transformation Officer, Chief Marketing Officer, healthcare business leader, and strategy consulting with Bain & Co. A graduate of the University of Virginia, with an MBA from Harvard, Delorier lead innovation initiatives at Umpqua Bank and SunTrust Bank and is a sought-after speaker on leadership, purpose, innovation, and business transformation.

“As Coastal continues to evolve and build a more complex organization, the expertise that Rilla brings to our board will be invaluable,” said Eric Sprink, President and CEO. “Her experience in developing new products, automating operations, implementing enhanced cyber-security practices, establishing strategic partnerships, and modernized use of analytics will help advise Coastal as we navigate within the highly regulated and ever-changing banking environment.”

About Coastal Financial Corporation

Coastal Financial Corporation (Nasdaq: CCB) (the “Company”), is an Everett, Washington based bank holding company whose wholly owned subsidiaries are Coastal Community Bank (“Bank”) and Arlington Olympic LLC. The $1.7 billion community bank that the Bank operates provides service through 15 branches in Snohomish, Island, and King Counties, the Internet and its mobile banking application. The Bank provides banking as a service to broker dealers and digital financial service providers through its CCBX Division. In 2021, the Bank expects to introduce a digital bank offering in collaboration with Google. To learn more about Coastal visit www.coastalbank.com.

Forward-Looking Statements

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